                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 12, 2001
                                (April 11, 2001)


                             UNITED TELEVISION, INC.
             (Exact name of registrant as specified in its charter)




                DELAWARE                                  1-8411                                 41-0778377
     (State or other jurisdiction of                   (Commission                              (IRS Employer
             incorporation)                            File Number)                          Identification No.)


                                             132 SOUTH RODEO DRIVE, 4TH FLOOR
                                                BEVERLY HILLS, CALIFORNIA                           90212
                                         (Address of principal executive offices)                 (Zip Code)

                                     Registrant's telephone number, including area code:        (310) 281-4844

                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

1. Reference is made to the press release issued by the U.S. Department of Justice on April 11, 2001, incorporated herein by reference and included as an exhibit hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibit.

             99.1 Press Release issued by the U.S. Department of Justice on April 11, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UNITED TELEVISION, INC.



Date: April 12, 2001            By: /s/ Garth S. Lindsey
                                    --------------------------------------------
                                    Name:   Garth S. Lindsey
                                    Title:  Executive Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)

                                  EXHIBIT INDEX




Exhibit No.          Exhibit
-----------          -------
99.1                 Press Release issued by the U.S. Department of Justice on April 11, 2001.